UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported) September 30, 2003


         AEI REAL ESTATE FUND XV LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                      State of Delaware
      (State or other Jurisdiction of Incorporation or
                        Organization)




           0-14089                      93-0926134
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


  30 East 7th Street, Suite 1300, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                        (651) 227-7333
    (Registrant's telephone number, including area code)



    (Former name or former address, if changed since last
                           report)

Item 2.   Acquisition or Disposition of Assets.

       On September 30, 2003, the Partnership purchased a newly constructed Johnny Carino's restaurant in Pharr, Texas from Kona Restaurant Group, Inc. (KRG). The total cash purchase price of the land and building was approximately $2,006,000. KRG is not affiliated with the Partnership.

       The cash, used in purchasing the property, was from the proceeds of sale of properties.

Item 7. Financial Statements and Exhibits.

         (a) Financial  statements of businesses acquired  -
             Not    Applicable.     Property    was    newly
             constructed.

         (b) On September 30, 2003, the Partnership purchased the property for $2,006,000. The property was acquired with cash which was provided from proceeds of sale of properties. A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had acquired the property on January 1, 2002, the Partnership's Investments in Real Estate would have increased by $2,006,000 and its Current Assets
             (cash) would have decreased by $2,006,000.

             The Rental Income for the Partnership would have increased from $546,767 to $747,367 for the year ended December 31, 2002 and from $161,525 to $229,952 for the six months ended June 30, 2003 if the Partnership had owned the property during the periods.

             Depreciation  Expense would have  increased  by
             $45,046   and  $22,523  for  the   year   ended
             December  31,  2002 and the  six  months  ended
             June 30, 2003, respectively.

             The net effect of these proforma adjustments would have caused Net Income to increase from $41,339 to $196,893 and from $1,019,995 to
             $1,065,899,  which would have resulted  in  Net
             Income of $26.53 and $146.51 per Limited Partnership Unit outstanding for the year ended December 31, 2002 and the six months ended June 30, 2003, respectively.

         (c) Exhibits

              Exhibit 10.1 - Development Financing Agreement
                             dated March 3, 2003 between the
                             Partnership and Kona Restaurant
                             Group,  Inc.  relating  to  the
                             property at  601 South  Jackson
                             Road, Pharr,Texas (incorporated
                             by reference  to  Exhibit  10.1
                             of Form 8-K filed March 4,2003).

              Exhibit 10.2 - Net Lease Agreement dated March
                             3, 2003 between the Partnership
                             and Kona Restaurant Group, Inc.
                             relating to the property at 601
                             South  Jackson   Road,   Pharr,
                             Texas(incorporated by reference
                             to  Exhibit  10.2  of  Form 8-K
                             filed March 4, 2003).

              Exhibit 10.3 - First  Amendment to  Net  Lease
                             Agreement  dated  September 30,
                             2003  between  the  Partnership
                             and Kona Restaurant Group, Inc.
                             relating to the property at 601
                             South Jackson Road,Pharr, Texas.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI REAL ESTATE FUND XV
                              LIMITED PARTNERSHIP

                              By: AEI Fund Management 86-A, Inc.
                              Its: Managing General Partner


Date:  October 6, 2003        /s/ Patrick W Keene
                              By: Patrick W. Keene
                              Its: Chief Financial Officer